                                                                   EXHIBIT 10.32
                          STANDARD OFFICE LEASE - GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1.      BASIC LEASE PROVISIONS ("BASIC LEASE PROVISIONS")

        1.1 PARTIES: This Lease, dated, for references purposes only, March 5, 1992 is made by and between ST. LENDING INC., a Delaware corporation (herein called "Lessor") and CASEWARE, INC. doing business under the name of CASEWARE, INC. (herein called "Lessee").

        1.2 PREMISES: Suite Number 200, consisting of 14,196 feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

        1.3 BUILDING: Commonly described as being located at 108 Pacifica in the City of Irvine, County of Orange, State of California and shown on Exhibit A hereto and as defined in paragraph 2.

        1.4 USE: General office and computer software sales, marketing, development and support, subject to paragraph 6.

        1.5 TERM: Sixty-six (66) months commencing May 1, 1992 ("Commencement Date") and ending October 31, 1997 as defined in paragraph 3.

        1.6    BASE RENT:

                  Months During                    Monthly              Rentable Area
                   Lease Term                     Base Rate                Occupied
        -----------------------------           ------------            -------------
        Mos. 1-18    May `92-Oct `93             $17,745.00                 14,196
        Mos.  19-30  Nov `93-Oct `94             $20,906.25                 16,725
        Mos. 31-60   Nov `94-April `97           $24,251.25                 16,725
        Mos. 61-66   May `97-Oct `97             $25,923.75                 16,725


per month, payable on the 1st day of each month, per paragraph 4.1. Concessions: for months 1 through 6 of the Initial Lease term, Base Rent will be suspended; for months 7 through 12 of the Initial Lease term, Base Rent will be $8517.60 per month.

The stated monthly rent amounts above shall be abated as set forth in Section
1.6.

        1.7    BASE RENT INCREASE:  See paragraph 1.6.

        1.8 RENT PAID UPON EXECUTION: Eight Thousand, Five Hundred Seventeen and 60/100 Dollars ($8,517.60) for Base Rent for month 7 of the Initial Lease term.

        1.9 SECURITY DEPOSIT: Fifteen Thousand and 00/100 Dollars ($15,000.00).

                                       1.
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        1.10 LESSEE'S SHARE OF OPERATING EXPENSE INCREASE: 42.2% as defined in paragraph 4.2. Prior to the execution of this Lease, Lessor shall furnish Lessee a letter from Lessor's space planner confirming the Rentable Area of the Premises and the Building, together with supporting calculations.

2.      PREMISES, PARKING AND COMMON AREAS.

        2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises" including rights to the Common Areas as hereinafter specified.

        2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use four (4) exclusive parking spaces located in front of the Building and designated as reserved for Lessee's visitors and fifty-eight (58) non-exclusive parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

               2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               2.2.2 Lessee's use of its vehicle parking spaces in the Office Building Project shall not be subject to a monthly parking fee for such spaces for the initial term of this Lease. Lessor reserves the right to set, charge Lessee, and increase monthly rates for such spaces from time to time during any period during which Lessee occupies the Premises after the initial term of this Lease, provided that (a) no charges for parking may be imposed by Lessee unless tenants occupying at least 50% of the Rentable Area in "Irvine Center" are subject to parking charges, and (b) such parking charges may not exceed the fair market rate for such charges. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

        2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and

                                       2.

unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

        2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

        2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                       (a) With Lessee's prior consent which shall not be unreasonably withheld, to make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law but in no event less than the number of parking spaces specified in Section 2.2;

                      (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                      (c) With Lessee's prior consent which shall not be unreasonably withheld, to designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                      (d) With Lessee's prior consent which shall not be unreasonably withheld, to add additional buildings and improvements to the Common Areas;

                      (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

                      (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgement deem to be appropriate.

If Lessee has not disapproved any matter for which Lessor has requested its consent by written disapproval notice given no later than 10 days after Lessee's receipt of Lessor's request for consent, lessee shall be deemed to have consented to such matter.



                                       3.
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3.      TERM.

        3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

        3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, not shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however that, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements), and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

               3.2.1 POSSESSION TENDERED-DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

               3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2 shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

        3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

        3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.      RENT.

        4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base

                                       4.
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Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction, Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

        4.2 OPERATING EXPENSE INCREASE. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

                     (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

                      (b) "Base Year" is defined as the calendar year in which the Lease term commences.

                      (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

                      (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for;

                                (i) The operation, repair, maintenance, and
replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                                        (aa) The Common Areas, including their
surfaces, coverings, decorative items, carpets, drapes and window coverings and including parking areas (net of parking revenue received), loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                                       5.
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                                        (bb) All heating, air conditioning,
plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                             (ii) Trash disposal, janitorial and security
services;

                             (iii) Any other service to be provided by Lessor
that is elsewhere in this Lease stated to be an "Operating Expense";

                             (iv) The cost of the premiums for the liability and
property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                             (v) The amount of the real property taxes to be
paid by Lessor under paragraph 10.1 hereof;

                             (vi) The cost of water, sewer, gas, electricity,
and other publicly mandated services to the Office Building Project;

                             (vii) Labor, salaries and applicable fringe
benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to operation of the Office Building Project, provided that no management fee shall exceed fair market rates for such fee for the vicinity of the Premises;

                             (viii) Replacing and/or adding improvements
mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                             (ix) Replacement of equipment or improvements that
have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

                      (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d) (viii), in which case their cost shall be included as above provided.

                      (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds. Operating Expenses shall not include cost of tenant improvements, legal fees in negotiating or enforcing leases, advertising cost, expenses of hazardous waste removal or treatment and leasing commissions.



                                       6.

                      (g) If the Building is less than ninety-five percent (95%) occupied, then the Operating Expenses will be calculated assuming the Building is ninety-five percent (95%) occupied for a full calendar year.

                      (h) Lessee's Share of Operating Expense Increase shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year if Lessee's payments under this paragraph 4.2(h) during said Comparison Year exceed Lessee's Share as indicated on said statement. Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement. Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year. Lessee shall have the right to inspect or audit Lessor's books and records relating to Operating Expenses on reasonable notice to Lessor, provided that any such audit with respect to the Operating Expenses for the Base Year or any Comparison Year must be completed within 2 years after the end of such Base Year or Comparison Year, as applicable. Should such inspection or audit establish that Lessee's share of Operating Expense Increase has been overstated or understated, an appropriate adjustment shall be immediately made. If any overstatement for any Comparison Year exceeds 10% of the Operating Expense Increase for such Comparison Year, Lessor shall reimburse Lessee for the reasonable costs incurred by Lessee in such audit.

        4.3    RENT INCREASE.

               See paragraph 1.6.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to

                                       7.

keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.      USE.

        6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

        6.2    COMPLIANCE WITH LAW.

                       (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, of any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. Lessor represents and warrants that, to the best of Lessor's current actual knowledge, the Premises are free of hazardous substances or materials, as may be defined by any applicable statute, law, regulation or ordinance, except as disclosed herein or on the public record. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

                      (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

        6.3    CONDITION OF PREMISES.

                       (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.



                                       8.

                      (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas or Office Building Project for the conduct of Lessee's business.

7.      MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

        7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily part of the Building or are above the Building standards in effect on the date Lessee first occupies the Premises. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair except with respect to (i) any single occurrence wherein the cost of repair is $1,500 or less, and (ii) any required repair which, if not made, would materially interfere with Lessee's productive use of the Premises.

        7.2    LESSEE'S OBLIGATIONS.

                        (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                        (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air



                                       9.

conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises.

        7.3    ALTERATIONS AND ADDITIONS.

                        (a) Except for non-structural alterations, improvements, additions, Utility Installations, or repairs in the Premises costing less than Five Thousand and 00/100 Dollars ($5,000) per occurrence or less than Fifteen Thousand and 00/100 Dollars ($15,000.00) in the aggregate during the term of the Lease and which will not affect the Building HVAC or electrical systems, Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense except that Lessee need not remove any such items the installation of which was approved by Lessor in advance or otherwise made in accordance with this Lease. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

                        (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

                        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                        (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an

                                      10.

amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                        (e) All alterations, improvements, additions and Utility Installments (whether or not such Utility Installations constitute trade fixtures of Lessee) which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e). Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provision of paragraph 7.2.

                        (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

        7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.      INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

                                      11.

        8.3 PROPERTY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

        8.4 PROPERTY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

        8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, prior to the expiration of such policies, furnish Lessor with renewals thereof.

        8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

        8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents Lessor's master or ground lessor, partners and lenders from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in our about the Premises or elsewhere and shall further


                                      12.

indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor except as may result from the act or omissions of Lessor, its agents or employees.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY EXCEPT AS MAY RESULT FROM THE ACT OR OMISSIONS OF LESSOR, ITS AGENTS OR EMPLOYEES. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employee, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damage arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease or any other lessee of the Office Building Project.

        8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.      DAMAGE OR DESTRUCTION.

        9.1    DEFINITIONS.

                        (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                                      13.

                        (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

                        (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                        (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

                        (e) "Office Building Project Buildings Total
Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                        (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                        (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

        9.2    PREMISES DAMAGE:  PREMISES BUILDING PARTIAL DAMAGE.

                        (a) INSURED LOSS. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                        (b) UNINSURED LOSS. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of

                                      14.

such damage. Lessor shall have no right to terminate this Lease unless all leases of space in the damaged portion of the Building are terminated.

        9.3 PREMISES BUILDING TOTAL DESTRUCTION: OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classification of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage. Lessor shall have no right to terminate this Lease unless all leases in the Building or Office Building Project (whichever is destroyed) are terminated.

        9.4    DAMAGE NEAR END OF TERM.

                        (a) Subject to paragraph 9.4(b) if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, either party may at its option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of its election to do so within 30 days after the date of occurrence of such damage.

                        (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss failing within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

        9.5    ABATEMENT OF RENT; LESSEE'S REMEDIES.

                        (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided the damage was not the result of the negligence of Lessee. Except for said abatement of rent, if any, Lessee shall have no

                                      15.

claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                        (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within thirty (30) days after such occurrence, or if Lessor shall not complete the restoration and repair within two (2) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. If such repair or restoration cannot reasonably be completed in such 2-month period, then, provided that at least fifty percent (50%) of the rentable square footage of the Premises is undamaged, such period shall be extended for up to an additional four (4) months, for a total of six (6) months, so long as Lessor is pursuing diligently and in good faith the completion of such repair or restoration.

                        (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

        9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.     REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

        10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

        10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or

                                      16.

tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by an authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. Notwithstanding the foregoing, the term "real property tax" shall include, with respect to any Comparison Year occurring during the initial Lease term, only (i) such real property taxes levied against the Office Building Project for the year 1991-1992 (as the same may be reduced as a result of any appeal by Lessor), and (ii) the portion of real property taxes attributable to the assessed value of the Office Building Project, if any, in excess of $4,500,000,00. With respect to any Comparison Year occurring after the initial Lease term, the term "real property tax" shall include all real property taxes attributable to the assessed value of the Office Building Project. If any assessment, tax, levy, fee or charge (collectively "Charge") is imposed on the Office Building Project in lieu of real property taxes following any judicial or legislative modification to or limitation of the current method of real property taxation as a result of any challenge to Proposition 13, then the term "real property tax" shall include any such Charge to the extent the same is reasonably levied in substitution of property taxes on the assessed valuation of the Office Building Project in excess of $4,500,000.00.

        10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.5   PERSONAL PROPERTY TAXES.

                        (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                        (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

                                      17.

11.     UTILITIES.

        11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide, as an Operating Expense, heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubs and ballasts for standard overhead fixtures. Lessor shall maintain, at all times during the term of this Lease, including any extensions, a contract for maintenance of the Building HVAC System.

        11.2 SERVICES EXCLUSIVE TO LESSEE. Subject to the provisions of Paragraph 11.1 and 11.3, Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

        11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days between the hours of 7:00 a.m. and 7:30 p.m. and on Saturdays from 8:00 a.m. to 12:00 noon. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. Lessee may request, no more frequently than quarterly, Lessor to change such hours of service to such other 12-hour period on Monday through Friday and such other 4-hour period on Saturday as Lessee may establish as its customary business hours in the Premises. Lessee may operate the Building HVAC and electrical systems serving the Premises before or after the established 12-hour period for Monday through Friday and before or after the established 4-hour period on Saturday but shall pay lessor Twelve Dollars ($12.00) per hour for such use ("After-Hour Use Charge"). Lessor reserves the right to increase the After-Hour Use Charge, from time to time, to reflect solely the percentage increase in the rate charged to Lessor by the utility provider for the provision of electricity. Lessee shall pay such charges to Lessor, as additional rent, within thirty (30) days after receipt of a written itemized statement from Lessor, itemizing all After Hour Use Charges incurred by Lessee since the last such statement.

        11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may in it sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading. Notwithstanding the foregoing, Lessee shall not be deemed to have incurred excess use so long as Lessee conducts solely the activities described in Paragraph 1.4.

        11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request of directions,


                                      18.

provided that, if any such interruption or discontinuance is in excess of 5 days and results in a material disruption which precludes Lessee from operating its business, Lessee shall be entitled to rent abatement for the period of such interruption or discontinuance beyond such 5 days of material disruption.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1 "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership. Notwithstanding the foregoing, Lessor's consent shall not be required for each of the following transferees (any of which are herein defined as a "Lessee Affiliate"):

                        (a) A transfer of one hundred percent (100%) of the voting stock of Caseware, Inc. (a "Sale") if the Net Worth (as defined below) of the entity acquiring Caseware, Inc. is at least equal to One Million Dollars ($1,000,000.00). "Net Worth" means the sum of all assets minus all liabilities of the entity in question as shown on a certified financial statement (the "Financial Statement") for the entity prepared by a certified public accountant acceptable to Lessor in Lessor's reasonable judgment. Lessor shall be given written notice of the proposed effective date of a Sale at least thirty (30) days before that date and such notice shall include copies of the Financial Statements of Caseware, Inc. and of the entity which intends to acquire Caseware, Inc.

                       (b) A sublease of a portion of the Premises if the aggregate total of all space in the Premises (not including the Second Floor Additional Space (as defined in Rider No. 2 to this Lease), which space may be subleased by Lessee without the consent of Lessor), including the area contained in the portion of the Premises which Lessee intends to sublease, will not exceed twenty-five percent (25%) of the square footage of the area of the Premises then-occupied by Lessee.

                        (c) An assignment of any portion of Lessee's interest in this Lease to (i) a trust established for estate planning purposes by Fed Cox and/or Sol Zechter, or (ii) any family member of either such individual.

        12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent to any corporation, partnership or other entity which controls, is controlled by or is under common control with Lessee, or to any corporation, partnership or other entity, resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred

                                      19.

to as "Lessee Affiliate;" provided that before such assignment or sublease shall be effective, (a) said assignee or sublessee shall assume, in full, the obligations of Lessee under this Lease, (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

        12.3   TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                        (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense increase, and to perform all other obligations to be performed by lessee hereunder.

                        (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

                        (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

                        (d) If Lessee's obligations under this Lease have been guaranteed by third parties, than an assignment or sublease, and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                        (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

                        (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                        (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.



                                      20.

                        (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

        12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

                        (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                        (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                        (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease, provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                        (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.



                                      21.

                        (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

        12.5 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects,' or other consultants' fees not to exceed $2,500 for any single request for consent.

        12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.     DEFAULT;  REMEDIES.

        13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee.

                        (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

                        (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

                        (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                        (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the



                                      22.

nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said (30) day period and thereafter diligently pursues such cure completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                      (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a debtor as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless in the case of a petition filed against Lessee, the same is dismissed within ninety
(90) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within ninety
(90) days; (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within ninety (90) days. In the event that any provision of this paragraph 13(e) is contrary to any applicable law, such provision shall no be of no force or effect.

                      (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

        13.2 REMEDIES. In the event of any material default or breach of this lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                      (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                      (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                      (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

                                      23.

        13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required to Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default in Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten(10) days after such amount shall be due then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate

                                      24.

award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.     BROKER'S FEE.

               (a) The brokers involved in this transaction are Craig Perkins & Derek Dean of Grubb & Ellis as "listing broker" and Jim Cunningham of Grubb & Ellis as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $[per separate agreement], for brokerage services rendered by said broker(s) to Lessor in this transaction.

               (b) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a) above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.     ESTOPPEL CERTIFICATE.

               (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

               (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in

                                      25.

full force and effect, without modification, except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

               (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the

                                      26.

Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any subsequent act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall by one hundred twenty-five percent (125%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning

                                      27.

this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.     SUBORDINATION.

               (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage deed of trust or ground lease or the date of recording thereof.

               (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage deed of trust or ground lease, as the case may be, provided Lessee has received a nondisturbance agreement in a form reasonably acceptable to Lessee pursuant to which Lessee's tenancy shall not be disturbed by the holder of such mortgage or deed of trust or the lessor under such ground lease for so long as Lessee is not in default under this Lease. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.     ATTORNEYS' FEES.

        31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereof, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

        31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

        31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in

                                      28.

connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.     LESSOR'S ACCESS.

        32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times during regular business hours and on 24-hours prior notice (except for emergencies in which case no notice shall be required) for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

        32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same

        32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Except as provided in paragraph 51 of this Lease, Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

                                      29.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.     OPTIONS.

        39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

        39.4   EFFECT OF DEFAULT ON OPTIONS.

                        (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of



                                      30.

default under paragraph 13.1(c) or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation, those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

                      (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

                      (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1.(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.     SECURITY MEASURES - LESSOR'S RESERVATION.

        40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b). If Lessor elects to provide security protection pursuant to the immediately preceding sentence, Lessor shall use its best efforts to inform Lessee of the nature of those security protection arrangements.

        40.2 Lessor shall have the following rights:

                     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

                      (b) To, at Lessor's expense, provide and install Building standard graphics on the door of the Premises, the lobby directory and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                      (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;



                                      31.

                      (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in Common Areas;

        40.3 Lessee shall not suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.     EASEMENTS.

        41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

        41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become biding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

                                      32.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint an several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

                    (a) Addendum to Office Building Lease, dated March 5, 1992, between Lessor and Lessee; and

                    (b) Rider Nos. 1, 2, 3 and 4.

        NOTICES.

                  Lessee:  Mr. Fred Cox
                           Caseware Inc.
                           108 Pacifica, Suite 200
                           Irvine, CA 92718

                  Lessor:  Mr. Todd Smith
                           Lomas Management
                           1420 Viceroy Drive
                           Dallas, TX 95235

                  Property Manager:  Mr. Rick Macklin
                                     1500 Quail Street, Suite 250
                                     Newport Beach, CA 92660



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE, AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                                      33.

               IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



LESSOR                                             LESSEE

ST LENDING, INC.,                                  CASEWARE, INC.,
A DELAWARE CORPORATION                             A CALIFORNIA CORPORATION


By:  /s/ Todd Smith                                By:  /s/ Fred Cox
     --------------------------                         ----------------------
        Todd Smith                                        Fred Cox
        Its Vice President                                Its President

Executed at Dallas, TX                             Executed at Costa Mesa, CA
on 4/4/92                                          on 4/2/92

Address:  1920 Viceroy Drive                       Address:____________________
          Dallas, TX 75235                                 ____________________





                                      34.

                        ADDENDUM TO OFFICE BUILDING LEASE
                       BETWEEN ST LENDING INC. ("LESSOR")
                          AND CASEWARE, INC. ("LESSEE")
                               DATED MARCH 5, 1992


50. TENANT IMPROVEMENTS. Prior to Lessee's occupancy Lessor shall, at Lessor's expense, clean and repair the existing carpet in the Premises and inspect and repair or replace, as necessary to place in good working condition, all electrical outlets, light fixtures, ceiling tiles, HVAC and plumbing located in or serving the Premises and shall make all improvements/repairs as described in Exhibit C. Otherwise, except as described in Exhibit C attached to the Lease and incorporated herein by reference, the Premises shall be delivered "As Is."

51. SIGNAGE. Lessee may obtain approval for, install and maintain, all at Lessee's sole cost and expense, (a) secondary eyebrow signage (the "Secondary Sign") on the facade of the building facing Pacifica Ave., (b) primary eyebrow signage ("Primary Sign") on the facade of the building facing State Route 133, and (c) a monument sign. The Secondary Sign and the Primary Sign shall comply with all approval and other requirements of (i) all applicable codes, statutes, and regulations of each governmental entity with jurisdiction over the Building and (ii) all covenants, conditions and restrictions affecting the Building. The aesthetics, size, appearance, and location of the Primary Sign and the Secondary Sign shall, before installation, be approved by Lessor in writing which approval shall not be unreasonably withheld. If Lessor fails to reasonably disapprove Lessee's proposed signs within ten (10) days following its receipt of design specifications, they shall be deemed approved. Lessor shall cooperate, without any obligation to incur any costs or pursue any legal action against any party, with Lessee in Lessee's efforts to obtain all necessary approvals of the Secondary Sign and the Primary Sign. Lessee's failure to obtain approval of either or both the Primary Sign or the Secondary Sign shall not constitute a breach of this Lease by Lessor or entitle Lessee to any abatement or reduction in Base Rent or any other obligations of Lessee under this Lease. Lessee may at its sole expense place a monument sign of reasonable size and in a reasonable location if such sign is (a) approved by cognizant governmental agencies, and
(b) in compliance with all covenants, conditions and restrictions applicable to the Premises.

52. Lessee acknowledges (i) the presence of the Marine Air Base and the accompanying aircraft noise over and around the Premises, and (ii) the presence of hazardous materials in the water table deep below ground under the Premises which have apparently resulted from the Marine Base operations nearby. Lessor shall indemnify, defend and hold Lessee harmless for any loss, damage, claim, cost or expense Lessee incurs as a result of the presence of hazardous materials described in this Paragraph 52(ii).

53. Lessee shall have the right to cancel this Lease by written notice given to Lessor on or before April 17, 1992, if either (i) Lessor has not delivered to Lessee a nondisturbance and attornment agreement in form reasonably satisfactory to Lessee executed by each person or entity holding the beneficial interest under any mortgage or deed of trust encumbering the Office Building Project prior to Lessee's taking possession of the Premises, or (ii) Lessee disapproves the condition of title to the Office Building Project (provided that Lessee shall not unreasonably withhold its approval thereof). If Lessee has not cancelled this Lease by April 17, 1992 by


                                       1.

written notice as provided above, Lessee shall be deemed to have waived the foregoing contingencies and its right to cancel and the Lease shall remain in full force and effect. If Lessee cancels this Lease as provided herein, Lessor shall return Lessee's security deposit to Lessee within five (5) days after such cancellation and neither Lessor nor Lessee shall have any further liability to the other.




                                       2.

                                    EXHIBIT A
                              STANDARD OFFICE LEASE

                                   FLOOR PLAN





                             [DRAWING OF FLOOR PLAN]


                                   EXHIBIT A

                            RULES AND REGULATIONS FOR
                              STANDARD OFFICE LEASE


Dated:  March 5, 1992

By and Between ST LENDING INC. ("Lessor"), and CASEWARE INC. ("Lessee")

                                  GENERAL RULES

        1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

        2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

        3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

        4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

        5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

        6. Lessee shall not alter any lock or install new or additional locks or bolts, except as reasonably necessary to secure the Premises and then only if Lessee provides Lessor with functioning copies of all keys needed to gain access to the Premises.

        7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

        8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or the Office Building Project.

        9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

        10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor, Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

        11. Lessee shall not employ any service or contractor for services for work to be performed in the Building, except for work to be done to the Premises in connection with Lessee's business activities or as approved by Lessor.

                                    EXHIBIT B

        12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:30 p.m. and 6:30 a.m. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

        13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

        14. No window coverings, shades or awnings shall be installed or used by Lessee.

        15. No Lessee, employee or invitee shall go upon the roof of the Building.

        16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

        17. Lessee shall not use any method or heating or air conditioning other than as provided by Lessor.

        18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

        19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation, except the use by Lessee of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven, vending machines, refrigerator, dishwasher, stove and oven for employees' use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

        20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

        21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

        22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

        23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and it occupants, Lessee agrees to abide by these and such rules and regulations.


                                    EXHIBIT B

                                  PARKING RULES

        1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

        2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

        3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

        4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

        5. Lessor reserves the right to relocate all or a party of the unreserved parking spaces from floor to floor, or within one floor and to reasonably allocate them between compact and standard size spaces, as long as the same complies with the applicable laws, ordinances and regulations.

        6. Users of the parking area will obey all posted signs and park only the areas designated for vehicle parking.

        7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle, Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking areas.

        8. Validation, if established, will be permissible only by such method or methods as Lessor and/or it licensee may establish at rates generally applicable to visitor parking.

        9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

        10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

        11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

        12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.


                                    EXHIBIT B

                         ADDITIONAL TENANT IMPROVEMENTS


The following is a punch list of improvements which are to be completed by Lessor at Lessor's sole cost and expense prior to Lessee's occupancy. These improvements are subject to governmental approvals and restrictions. The improvements are listed in order and correspond to the numbers on the attached Exhibit "Punch List".

1. Hallway: Repair damage to wall caused by door handle and add a door stop.

2. Remove existing wall, door and ceiling. Relocate desk top. Repair carpet, walls and ceiling.

3. Add a wall and door to create an office similar in size to the contiguous office to the North.

4.      Add carpet and patch carpet base.

5. Remove existing materials being stored. Paint room and finish door frame.

6.      Add two (2) rooms and doors.

7.      Add dead bolt.

8.      Repair damaged walkboard above base.

9. Add metal plate to backside of door and cover existing electrical holes with cover plates.

10.     Paint and add two cover plates.

11.     Patch and paint walls. Replace missing vinyl tiles.

12.     Add custom door with grill. Do not close off air plenum.

13.     Patch base.

14.     Add dead bolt lock (two way).

15.     Patch carpet, paint room and add base.

16. Remove carpet and use as filler for patching where necessary. Replace with new carpet. Re-attach keyboard shelve to reception desk. Add baseboard and paint lobby.

17.     Add dead bolt.

18.     Repair lobby entry door so it closes and locks properly.

19. Conference Room - Trim projection room door so it opens and closes smoothly. Add trim around door.

                                    EXHIBIT C

20. Add door between existing conference room and future "must take" space. Add dead bolt lock (two ways) to this new door.

21.     Finish base around conference room.

22.     Remove Davcon signage from building and repair surface.

Landlord will clean, patch and repair the suite so the premises is in good working order upon occupancy. Landlord will add carpet base and any vinyl base where necessary and appropriate.


                                    EXHIBIT C

                              STANDARD OFFICE LEASE

                                   FLOOR PLAN



                             [DRAWING OF FLOOR PLAN]




                                   EXHIBIT C-1

                             FIRST FLOOR OPTION AREA

                                    EXHIBIT D



                             [DRAWING OF FLOOR PLAN]

                              INDEX OF LEASE RIDERS


1.      Option to Extend Term

2.      Obligation to Lease Additional Space

3.      Option to Lease Additional Space

4.      Abated Rent Provisions

                                LEASE RIDER NO. 1

                              OPTION TO EXTEND TERM


        This Rider is attached to and made a part of that certain Standard Office Lease Gross (the "Lease"), dated March 5, 1992, between ST Lending Inc. ("Lessor"), and Caseware, Inc. ("Lessee") for the premises known as Suite 200, 108 Pacifica, Irvine, California (the "Premises"). Defined or initially capitalized terms in this Rider have the same meaning as in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

        Lessor grants to Lessee an option (the "Option") to extend the term of the Lease for five (5) additional years (the "Extension") on the same terms and conditions as set forth in the Lease, except that the Base Rent shall be adjusted on November 1, 1997, the first day of the Extension (the "Adjustment Date") to an amount equal to the greater of (i) the Base Rent payable by Lessee for the calendar month immediately preceding such Adjustment Date, or (ii) ninety-five (95%) of the "fair rental value" of the Premises on the Adjustment Date to be determined as follows:

        (a) The Option shall be exercised only by written notice received by Lessor at least two hundred seventy (270) days before expiration of the initial term of the Lease. Such notice of exercise shall also include Lessee's determination of the "fair rental value," including annual escalations, which determination shall be considered by Lessor and Lessee during their good faith negotiations under Paragraph (b) below. If Lessor does not timely receive Lessee's written notice of the exercise of the Option, the Option under this Rider shall immediately lapse, and there shall be no further right to extend the term or to the Extension. The Option shall be exercisable by Lessee on the express condition for Lessor's benefit that Lessee shall not be in default either at the time of the exercise of the Option or at the commencement of the Extension. If Lessee timely exercises the Option under this Rider, "term" shall mean, for all purposes under the Lease unless otherwise indicated, the sum of
(a) the initial lease term, plus (b) the term of the Extension for which the Option has been exercised.

        (b) At least two hundred sixty (260) days before the Adjustment Date, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the fair rental value of the Premises, including annual escalations, as of the Adjustment Date. If Lessor and Lessee have not agreed upon the fair rental value of the Premises at least two hundred forty (240) days before the Adjustment Date, Lessor and Lessee shall attempt to agree in good faith upon a single appraiser not later than two hundred thirty (230) days before the Adjustment Date. If Lessor and Lessee are unable to agree upon a single appraiser within this time period, then Lessor and Lessee shall each appoint one (1) appraiser not later than two hundred ten (210) days before the Adjustment Date. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Lessor or Lessee fails to appoint its appraiser within the prescribed time period, the single appraiser appointed shall determine the fair rental value of the Premises. If both parties fail to appoint appraisers with in the prescribed time periods, then the first appraiser thereafter selected by a party shall determine the fair rental value of the Premises. Each party shall bear the cost of its own appraiser, and the parties shall share equally the cost of a single or a third appraiser, if applicable. Each appraiser shall have at least five (5) years experience in the appraisal of Class A office buildings in Orange County, California and shall be a member of one or more professional organizations such as MAI or an equivalent.

        (c) For purposes of such appraisal, "fair rental value" shall mean the price that a ready and willing tenant would pay, as of the Adjustment Date, as monthly rent to a ready and willing landlord of comparable, first-class office buildings in the vicinity of the Building for space comparable to the Premises if that property were exposed for lease on the open market for a reasonable period of time with a lease comparable to the Lease and with tenant improvements comparable to those in the Premises, including annual escalations. If a single appraiser is chosen, then such appraisal shall determine the fair rental value of the Premises. Otherwise, (i) the fair rental value of the Premises as of the Adjustment Date shall be the arithmetic average of the fair rental value established by the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded and (ii) the fair rental value of the Premises as of each anniversary of the Adjustment Date shall be the arithmetic average of the fair rental value established by the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded and
(ii) the fair rental value of the Premises as of each anniversary of the Adjustment Date shall be the arithmetic average of the fair rental value established by the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the then-existing monthly rent ever be reduced by reason of such computation, nor shall there be any rent concession or additional tenant improvement allowance for the Extension term. Lessor and Lessee shall instruct the appraiser(s) to complete their determination of the fair rental value not later than one hundred eighty (180) days before the Adjustment Date.

        (d) If the fair rental value of the Premises is determined not later than one hundred eighty (180) days before the Adjustment Date, Lessor shall deliver notice of that amount to Lessee, and Lessee shall, within five (5) business days after receipt of such notice, deliver written unconditional notice to Lessor either confirming or revoking Lessee's exercise of the Option. If Lessee confirms Lessee's exercise of the Option, the Base Rent shall be adjusted on the Adjustment Date in accordance with the terms of this Lease Rider No. 1. If Lessee fails to deliver the written notice required under this paragraph (d), Lessee shall be deemed to have confirmed its exercise of the Option.

        (e) If the fair rental value of the Premises is determined after the date which is one hundred eighty (180) days before the Adjustment Date but before the date which is one hundred fifty (150) days before the Adjustment Date, Lessor shall deliver notice of that amount to Lessee, and Lessee shall, within five (5) business days after receipt of such notice, deliver written unconditional notice to Lessor either confirming or revoking Lessee's exercise of the Option. If Lessee confirms Lessee's exercise of the Option, the Base Rent shall be adjusted on the Adjustment Date in accordance with the terms of this Lease Rider No. 1. If Lessee fails to deliver the written notice required under this paragraph (e), Lessee shall be deemed to have confirmed its exercise of the Option.

        (f) If the fair rental value of the Premises is not determined by the date which is one hundred fifty (150) days before the Adjustment Date, Lessee shall, by the date which is five (5) business days after such one hundred fiftieth (150th) day, deliver written unconditional notice to Lessor either confirming or revoking Lessee's exercise of the Option. If Lessee fails to deliver the written notice required under this paragraph (f), Lessee shall be deemed to have confirmed its exercise of the Option. If Lessee confirms Lessee's exercise of the Option, the Base Rent shall be adjusted on the Adjustment Date in accordance with the terms of this Lease Rider No. 1.

        (g) If Lessee revokes Lessee's exercise of the Option under either paragraph (e) or paragraph (f) above, Lessor may, at Lessor's election by written notice to Lessee, extend the term of this Lease for one (1) additional month. If Lessor elects to extend the term of the Lease pursuant to this paragraph, Lessee shall pay to Lessor $25,923.75, as Base Rent for the one-month extension period, and the Lease shall expire one month after the date on which the Lease would otherwise have expired in the absence of such extension. If Lessor elects not to extend the term of this Lease pursuant to this paragraph, the Lease shall expire on its originally scheduled expiration date.

        (h) On each anniversary of the Adjustment Date, Base Rent shall be increased in accordance with the annual escalations, if any, determined by the agreement of the parties or by the appraisal process described in this Lease Rider No. 1.

        (i) The Option is personal to Lessee, any Lessee Affiliate and any full-floor subtenant or assignee approved by Lessor.

                                LEASE RIDER NO. 2

                                  OBLIGATION TO
                             LEASE ADDITIONAL SPACE


        This Rider is attached to and made a part of that certain Standard Office Lease Gross (the "Lease"), dated March 5, 1992, between ST Lending Inc. ("Lessor"), and Caseware, Inc. ("Lessee") for the premises known as Suite 200, 108 Pacifica, Irvine, California (the "Premises"). Defined or initially capitalized terms in this Rider have the same meaning as in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

        Lessee shall lease from Lessor the remaining 2529 square feet of space contained on the second (2nd) floor of the Building and not included in the Premises (the "Second Floor Additional Space") as depicted on Exhibit "A" beginning on the first day of the nineteenth (19th) month of the initial term of the Lease or on such earlier date as Lessee may designate in writing to Lessor at least sixty (60) days in advance of the date Lessee designates (the "Second Floor Expansion date"). Before the Second Floor Expansion date, Lessor shall, at Lessor's expenses, clean and repair the existing carpet in the Second Floor Additional Space (so it is compatible with the Premises) and inspect and repair or replace, as necessary to place in good working condition, all electrical outlets, light fixtures, ceiling tiles, HVAC and plumbing located in or serving the Second Floor Additional Space and make all locks in the Second Floor Additional Space compatible with the Premises. Otherwise, except as described in Exhibit C to the Lease, the Second Floor Additional Space shall be delivered "As Is." Beginning on the Second Floor Expansion Date, the term "Premises," as used in this Lease, shall include the Second Floor Additional Space; the Base Rent shall be as shown in Insert 1A to Section 1.6, and Lessee's Share of Operating Expenses Increase shall be adjusted to include the Second Floor Additional space in the square footage on which the Base Rent and Lessee's Share of Operating Expenses Increase are based. All other terms and conditions of the Lease (except as specified in the immediately preceding sentence) shall remain the same and in full effect.

        In connection with Lessee's leasing of the Second Floor Additional Space, Lessee shall be entitled to the use of eight additional parking spaces for a total of seventy parking spaces, on the terms set forth in Insert 1 to
Section 2.2.2.

                                LEASE RIDER NO. 3

                        OPTION TO LEASE ADDITIONAL SPACE

        This Rider is attached to and made a part of that certain Standard Office Lease Gross (the "Lease"), dated March 5, 1992, between ST Lending Inc. ("Lessor"), and Caseware, Inc. ("Lessee") for the premises known as Suite 200, 108 Pacifica, Irvine, California (the "Premises"). Defined or initially capitalized terms in this Rider have the same meaning as in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

        Lessor grants to Lessee an option (the "Space Option") to lease approximately 3300 square feet of space located on the first (1st) floor of the Building in which the Premises are located (the "First Floor Additional Space"). The First Floor Additional Space is shown as the area marked with diagonal lines on Exhibit D attached to the Lease. Lessee may exercise the Space Option by giving unconditional written notice to Lessor that Lessee is exercising the Space Option ("Lessee's Notice"). Lessee shall deliver Lessee's Notice only after the Second Floor Expansion Date and must deliver Lessee's Notice by on or before the first (1st) day of the thirty-sixth (36th) month of the Lease term (the "Option Termination Date"). If Lessor fails to receive Lessee's Notice by on or before the Option Termination Date, then all rights of Lessee to lease the First Floor Additional Space under this Rider shall automatically terminate, and Lessor shall thereafter have no further obligation to lease the First Floor Additional Space to Lessee and shall thereafter have the unconditional right to lease the First Floor Additional Space to third parties on any terms and conditions that Lessor thereafter negotiates, without further obligation to Lessee.

        If Lessee duly exercises the Space Option, then: (a) Within fifteen (15) days after Lessor receives Lessee's Notice, Lessor will notify Lessee of the date the First Floor Additional Space will be ready for occupancy by Lessee (the "First Floor Expansion Date"); (b) Lessor shall, at Lessor's cost not to exceed Eighty-Five Thousand dollars ($85,000.00) (the "Maximum Cost") for hard costs (defined as all costs of constructing First Floor Tenant Improvements other than fees of architects and engineers, interest on Lessor's borrowed funds, permits, Lessor's administrative overhead and supervisory fees (collectively, "Soft Costs")), install basic tenant improvements (the "First Floor Tenant Improvements') in the First Floor Expansion Space by on or before the First Floor Expansion Date; and (c) Beginning on the later of (i) the First Floor Expansion Date, or (ii) the date of Lessee's occupancy of the First Floor Additional Space (which occupancy shall be deemed to have commenced on the first day of the 43rd month of the Lease Term if Lessee has not actually occupied the First Floor Additional Space prior to such date), the term "Premises," as used in this Lease, shall include the First Floor Additional Space; and the Base Rent and Lessee's Share of Operating Expenses Increase shall be proportionately adjusted to include the First Floor Additional Space in the square footage on which the Base Rent and Lessee's Share of Operating Expenses Increase are based. In addition, Lessor shall pay all Soft Costs required to complete the construction of the First Floor Tenant Improvements. All other terms and conditions of the Lease (except as specified in the first sentence of this paragraph) shall remain the same and in full effect.

        Upon receipt of Lessee's Notice, Lessor shall promptly solicit at least two (2) bids for the general contractor and each major sub-trade for the tenant improvements in the First Floor Additional Space. The general contractors from whom such bids are solicited shall be subject to Lessee's prior written approval, which approval shall not be unreasonably withheld or delayed. Lessor shall give Lessee promptly written notice ("Estimate Notice") of Lessor's determination of the estimated hard costs of such improvements. Within ten (10) days after Lessee's receipt of the Estimate Notice, Lessee shall, if such estimate of hard costs exceeds $85,000, give Lessor written notice of Lessee's election either (i) to pay the excess hard costs over $85,000, or (ii) to cancel Lessee's exercise of the Space Option, or (iii) to revise the plans on which such estimate is based at Lessee's sole cost and expense, provided that such revisions must be completed no later than fifteen (15) days after Lessee's receipt from Lessor of the Estimate Notice. If Lessee elects to pay the excess hard costs, Lessee shall deposit with Lessor or Lessor's contractor the amount of such excess prior to commencement of work. If Lessee elects to cancel its exercise of the Space Option, the Space Option shall be deemed cancelled entirely and the Lease shall continue otherwise in full force and effect. If Lessee fails to give such notice within such 10-day period and fails to revise the plans as set forth in clause (iii) above, Lessee shall be deemed to have elected to pay the excess hard costs over $85,000. If Lessee elects to revise the plans as set forth in clause (iii) above, (1) Lessee shall, once such plans have been completed to Lessee's satisfaction and before Lessor's commencement of work on such tenant improvements, deposit with Lessor or Lessor's contractor the amount, if any, by which the cost of the improvements called for in such revised plans exceeds $85,000, and (2) the term of the Lease shall be extended by the number of days in excess of fifteen (15) days, if any, elapsing from the date Lessee received the Estimate Notice until the date Lessor commences construction on such tenant improvements for the First Floor Additional Space.

        Lessee shall receive a credit toward the payment of Base Rent for the first month(s) Lessee occupies the First Floor Additional Space equal to the amount by which $85,000 exceeds the amount Lessor spends for hard costs pursuant to the preceding paragraph. Lessor shall provide Lessee with paid invoices reflecting the hard costs actually incurred.

        The design and scope of the First Floor Tenant Improvements shall be as specified by Lessee, subject to Lessor's approval, which approval shall not be unreasonably withheld or delayed.

        For purposes of recalculating the Base Rent and Lessee's Share of Operating Expenses Increase, the square footage contained in the First Floor Additional Area shall be calculated in accordance with the guidelines for measuring rentable area of office space specified in the American National Standard Institute Publication ANSI Z65.1-1980 (reaffirmed 1989).

        In connection with the leasing of the First Floor Additional Space, Lessee shall be entitled to the use of five additional parking spaces, for a total of seventy-five (75) parking spaces on the terms set forth in Insert 1 to
Section 2.2.2 of the Lease.

                                LEASE RIDER NO. 4

                             ABATED RENT PROVISIONS

        This Rider is attached to and made a part of that certain Standard Office Lease Gross, dated March 5, 1992 (the "Lease"), between ST Lending Inc. ("Lessor") and Caseware, Inc. ("Lessee"). Defined or initially capitalized terms in this Rider have the same meaning as in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

        Section 1.6 of the Lease provides for postponement of Base Rent for months one (1) through and including six (6), and for a reduction of Base Rent for months seven (7) through and including twelve (12) of the initial Lease term (collectively, "Abated Rent"). Lessee shall be credited with having paid all of the Abated Rent on the expiration of the initial term of the Lease only if Lessee has (i) occupied (or subleased or assigned as permitted by this Lease) all or substantially all of the Premises for the entire initial term of the Lease, and (ii) fully, faithfully, and punctually performed all of Lessee's monetary obligations, including without limitation, the payment of all rent (other than the Abated Rent) and all other monetary obligations, and has surrendered the Premises in the condition required by the Lease. Lessee acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Lessee's full, faithful, and punctual performance of all its monetary obligations under the Lease. If Lessee does not cure a monetary default under the Lease both (a) within any applicable grace period, and (b) within 7 days after a second written notice of default given by Lessor, the Abated Rent shall immediately become due and payable in full and the Lease shall be enforced as if there were no Abated Rent or other rent concession. In such case Abated Rent shall be calculated based on the full Base Rent which but for the Abated Rent provision would have been payable under the Lease.

                              LEASE AMENDMENT NO. 1

        THIS FIRST AMENDMENT (the Amendment") is entered into effective as of June 1, 1997, by and between The French Company, a California general partnership, Winston O. Franklin, a married man as his sole and separate property, Robert A. Franklin, an unmarried man, John T. Franklin, a married man as his sole and separate property, Mathew Franklin, an unmarried man, Elizabeth (Franklin) Cushman, a married woman as her sole and separate property and The Leighton French Company, a California corporation, together as tenants-in-common as "Lessor" and Continuus Software Corporation, a California corporation, as "Lessee" with reference to the following facts:

        A. ST Lending, Inc., a Delaware corporation ("STL"), and Lessee (formerly known as Caseware, Inc.) executed that certain Standard Office Lease - Gross dated March 5, 1992 (the "Lease") for Premises commonly known as Suite 200, 108 Pacifica, Irvine, California. All capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Lease.

        B. Lessor succeeded to STL's interest as "Lessor" under the Lease pursuant to Lessor's acquisition of the property of which the Premises are a part.

        C. The Term of the Lease expires on October 31, 1997. Lessee, however, desires to extend the Term and to continue to occupy the Premises on the terms and conditions contained in this Amendment.

        D. The parties to this Amendment desire to amend the Lease to reflect the extension of the Term, the revised rent and to address certain other matters as more particularly described in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants contained herein, the parties hereto agree as follows:

        1. TERM. The Term of the Lease shall expire December 31, 1998.

        2. BASE RENT. Commencing as of June 1, 1997 the Base Rent shall be $33,450. Commencing as of January 1, 1998 the Base Rent shall be $35,123. There shall be no abatement of Base Rent as otherwise described in Section 1.6 and Lease Rider No. 4.

        3. LAPSE OF OPTIONS. Lessee acknowledges and agrees that (1) all of Lessee's rights (a) to extend the Term pursuant to Lease Rider No. 1 and (b) to lease additional space pursuant to Lease Rider No. 3 have terminated; (2) Lessee has no right to extend the term of the Lease; and (3) Lessor has no obligation to lease additional space to Lessee.

        4. BROKERS. Lessor and Lessee each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (collectively, "Broker") in connection with the negotiation of this Amendment and no Broker is entitled to any commission, finder's fee or similar compensation in connection with the transaction contemplated by this Amendment. Lessor and Lessee further do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges

                                       1.

which may be claimed by any such unnamed Broker by reason of any dealings or actions of the indemnifying party.

        5. NO DEFAULTS. As of the date of Lessee's execution of this Amendment, Lessee is unaware of any defaults by Lessor under the Lease.

        6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

        7. FURTHER DOCUMENTS. The parties hereto agree to perform any and all acts and execute and deliver any and all documents that are, or may become, necessary or convenient or may be reasonably required to effectuate and carry out the provisions of this Amendment.

        8. AUTHORITY/COUNTERPARTS. All parties covenant that they possess all necessary capacity and authority to sign and enter this Agreement. All individuals signing this Agreement for a party, who is a corporation, a partnership, or other legal entity, or signing pursuant to a power of attorney or in any other legal capacity, covenant that they have the necessary capacity and authority to act for, sign, and bind the respective entity or principal on whose behalf they are signing. This Amendment may be signed in multiple counterparts and by different parties in separate counterparts. Each counterpart shall be deemed an original Amendment and all of them together shall constitute one Amendment, among all of the parties signing the counterparts.

        9. NO OTHER AMENDMENTS. Except as expressly amended or modified by this Amendment, the Lease, as previously amended, continues in full force and effect. In the event of any conflict between this Amendment and the Lease, the terms of this Amendment shall control.

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first hereinabove written.

LESSOR: BY ITS AUTHORIZED AGENT
               THE FRENCH COMPANY,
               A CALIFORNIA CORPORATION

               By:    /s/ Peter L. French
                      ------------------------
               Name:  Peter L. French
                      ------------------------
               Title: Authorized Signatore
                      ------------------------


LESSEE: CONTINUUS SOFTWARE CORPORATION,
               A CALIFORNIA CORPORATION

               By:    /s/ John J. Laskey
                      ------------------------
               Name:  John J. Laskey
                      ------------------------
               Title: Vice President Finance
                      ------------------------


                                       2.

                              LEASE AMENDMENT NO. 2


        THE SECOND AMENDMENT (the "Amendment") is entered into effective as of April 15, 1998, by and between The French Company, a California general partnership, Winston O. Franklin, a married man as his sole and separate property, Robert A. Franklin, an unmarried man, John T. Franklin, a married man as his sole and separate property, Mathew Franklin, an unmarried man, Elizabeth (Franklin) Cushman, a married woman as her sole and separate property and The Leighton French Company, a California corporation, together as tenants-in-common as "Lessor" and Continuus Software Corporation, a California corporation, as "Lessee" with reference to the following facts:

        A. ST Lending, Inc., a Delaware corporation ("STL"), and Lessee (formerly known as Caseware, Inc.) executed that certain Standard Office Lease - Gross dated March 5, 1992 (the "Lease") for Premises commonly known as Suite 200, 108 Pacifica, Irvine, California. All capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Lease.

        B. Lessor succeeded to STL's interest as "Lessor" under the Lease pursuant to Lessor's acquisition of the property of which the Premises are a part.

        C. Per Lease Amendment No. 1 the Term of the Lease expires on December 31, 1998, Lessee, however, desires to extend the Term and to continue to occupy the Premises on the terms and conditions contained in this Amendment.

        D. The parties to this Amendment desire to amend the Lease to reflect the extension of the Term, the revised rent and to address certain other matters as more particularly described in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants contained herein, the parties hereto agree as follows:

        1. TERM. The Term of the Lease shall expire March 31, 1999.

        2. BASE RENT. Commencing as of January 1, 1999 the Base Rent shall be $37,631. There shall be no abatement of Base Rent as otherwise described in
Section 1.6 and Lease Rider No. 4.

        3. LAPSE OF OPTIONS. Lessee acknowledges and agrees that (1) all of Lessee's rights (a) to extend the term pursuant to Lease Rider No. 1 and (b) to lease additional space pursuant to Lease Rider No. 3 have terminated; (2) Lessee has no right to extend the term of the Lease; and (3) Lessor has no obligation to lease additional space to Lessee.

        4. BROKERS. Lessor and Lessee each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (collectively, "Broker") in connection with the negotiation of this Amendment and no Broker is entitled to any commission, finder's fee or similar compensation in connection with the transaction contemplated by this Amendment. Lessor and Lessee further do each hereby indemnify and hold the other harmless

                                       1.

from and against any costs, expenses, attorneys' fees or liability for compensating or charges which may be claimed by any such unnamed Broker by reason of any dealings or actions of the indemnifying party.

        5. NO DEFAULTS. As of the date of Lessee's execution of this Amendment, Lessee is unaware of any defaults by Lessor under the Lease.

        6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

        7. FURTHER DOCUMENTS. The parties hereto agree to perform any and all acts and execute and deliver any and all documents that are, or may become, necessary or convenient or may be reasonably required to effectuate and carry out the provisions of this Amendment.

        8. AUTHORITY/COUNTERPARTS. All parties covenant that they possess all necessary capacity and authority to sign and enter this Agreement. All individuals signing this Agreement for a party, who is a corporation, a partnership, or other legal entity, or signing pursuant to a power of attorney or in any other legal capacity, covenant that they have the necessary capacity and authority to act for, sign, and bind the respective entity or principal on whose behalf they are signing. This Amendment may be signed in multiple counterparts and by different parties in separate counterparts. Each counterpart shall be deemed an original Amendment and all of them together shall constitute one Amendment, among all of the parties signing the counterparts.

        9. NO OTHER AMENDMENTS. Except as expressly amended or modified by this Amendment, the Lease, as previously amended, continues in full force and effect. In the event of any conflict between this Amendment and the Lease, the terms of this Amendment shall control.

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first hereinabove written.

LESSOR: BY ITS AUTHORIZED AGENT
               THE FRENCH COMPANY,
               A CALIFORNIA CORPORATION

               By:  /s/ Peter L. French
                      ------------------------
               Name:  Peter L. French
                      ------------------------
               Title:  Authorized Signatore
                      ------------------------


LESSEE: CONTINUUS SOFTWARE CORPORATION,
               A CALIFORNIA CORPORATION

               By:  /s/ John J. Laskey
                      ------------------------
               Name:  John J. Laskey
                      ------------------------
               Its:  Vice President Finance
                      ------------------------



                                       2.

                              LEASE AMENDMENT NO. 3


        THIS THIRD AMENDMENT (the "Amendment") is entered into effective as of September 15, 1998, by and between White Pearl Investment Company, a Virginia corporation, as "Lessor" and Continuus Software Corporation, a California corporation, as "Lessee" with reference to the following facts:

        A. ST Lending, Inc., a Delaware corporation ("STL"), and Lessee (formerly known as Caseware, Inc.) executed that certain Standard Office Lease - Gross dated March 5, 1992 (the "Lease") for Premises commonly known as Suite 200, 108 Pacifica, Irvine, California. All capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Lease.

        B. The French Company, a California general partnership, Winston O. Franklin, a married man as his sole and separate property, Robert A. Franklin, an unmarried man, John T. Franklin, a married man as his sole and separate property, Mathew Franklin, an unmarried man, Elizabeth (Franklin) Cushman, a married woman as her sole and separate property and The Leighton French Company, a California corporation, together as tenants-as-common ("French Partners") succeeded to STL's interest as "Lessor" under the Lease pursuant to French Partners acquisition of the property of which the Premises are a part and executed Amendment No. 2 with Lessee effective April 15, 1998.

        C. Lessor has succeeded to French Partners interest as Lessor under the Lease pursuant to Lessor's acquisition of the property of which the Premises are a part.

        D. Per Lease Amendment No. 2 the Term of the Lease expires on March 31, 1998, Lessee, however, desires to extend the Term and to continue to occupy the Premises on the terms and conditions contained in this Amendment.

        E. The parties to this Amendment desire to amend the Lease to reflect the extension of the Term, the revised rent and to address certain other matters as more particularly described in this Amendment.

        NOW, THEREFORE, in consideration on the foregoing recitals and the mutual promises and covenants contained herein, the parties hereto agree as follows:

        1. TERM. The Term of the Lease shall expire March 31, 2000.

        2. BASE RENT. Commencing as of January 1, 1999, the Base Rent shall be $37,631. There shall be no abatement of Base Rent as otherwise described in
Section 1.6 and Lease Rider No. 4.

        3. TERMINATION OPTION. Provided that at no time, from the date of this amendment forward no event of Tenant default has occurred, Continuus shall have a one time right to terminate this extension early, effective September 30, 1999 by giving the Landlord written notice of early termination no later than March 31, 1999. Any failure by Continuus to deliver

                                       1.

such notice to Landlord by such
date shall be deemed Continuus' affirmation of this extension until March 31, 2000.

        4. LAPSE OF OPTIONS. Lessee acknowledges and agrees that (1) all of Lessee's rights (a) to extend the term pursuant to Lease Rider No. 1 and (b) to lease additional space pursuant to Lease Rider No. 3 have terminated; (2) Lessee has no right to extend the term of the Lease; and (3) Lessor has no obligation to lease additional space to Lessee.

        5. BROKERS. Lessor and Lessee each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (collectively, "Broker") in connection with the negotiation of this Amendment and no Broker is entitled to any commission, finder's fee or similar compensation in connection with the transaction contemplated by this Amendment. Lessor and Lessee further do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed Broker by reason of any dealings or actions of the indemnifying party.

        6. NO DEFAULTS. As of the date of Lessee's execution of this Amendment, Lessee is unaware of any defaults by Lessor under the Lease.

        7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

        8. FURTHER DOCUMENTS. The parties hereto agree to perform any and all acts and execute and deliver any and all documents that are, or may become, necessary or convenient or may be reasonably required to effectuate and carry out the provisions of this Amendment.

        9. AUTHORITY/COUNTERPARTS. All parties covenant that they possess all necessary capacity and authority to sign and enter this Agreement. All individuals signing this Agreement for a party, who is a corporation, a partnership, or other legal entity, or signing pursuant to a power of attorney or in any other legal capacity, covenant that they have the necessary capacity and authority to act for, sign, and bind the respective entity or principal on whose behalf they are signing. This Amendment may be signed in multiple counterparts and by different parties in separate counterparts. Each counterpart shall be deemed an original Amendment and all of them together shall constitute one Amendment, among all of the parties signing the counterparts.

        10. NO OTHER AMENDMENTS. Except as expressly amended or modified by this Amendment, the Lease, as previously amended, continues in full force and effect. In the event of any conflict between this Amendment and the Lease, the terms of this Amendment shall control.

                                       2.

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first hereinabove written.

LESSOR: WHITE PEARL INVESTMENT COMPANY
        A VIRGINIA CORPORATION

        /s/ Jonathan J. Feucht
        ------------------------
        Jonathan J. Feucht
        Assistant Secretary


LESSEE: CONTINUUS SOFTWARE CORPORATION,
        A CALIFORNIA CORPORATION

        By:  /s/ John J. Laskey
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        Name:  John J. Laskey
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        Its:  VP Finance
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